Polynous Growth Fund

Prospectus dated November 28, 2007

Investment Objective: long-term capital appreciation

(800) 528-8069

Investment Advisor:

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

(415) 956-3384

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Polynous Growth Fund is long-term capital appreciation.

Principal Strategies

The Fund primarily invests in the equity securities of U.S. companies with total market capitalization at the time of purchase of between $50 million and $10 billion and which are typically described as small-capitalization and/or mid-capitalization companies. Within this market capitalization range, the Fund focuses on companies that are typically considered “growth” companies and that the Fund’s advisor expects to have annual revenue growth rates between 15% and 30%. The Fund occasionally may invest in securities of companies with capitalizations smaller than $50 million or larger than $10 billion if doing so contributes to the Fund’s investment objective.

The advisor’s “Dynamic Value” investment strategy seeks to combine the opportunity for dynamic growth and potential capital appreciation available from growth stock investing with the strict valuation disciplines of “value investing.” Value investing refers to a strategy that invests in stocks that are undervalued and priced at a discount relative to some static valuation parameter such as book value. With the Fund’s advisor focusing on growth stocks, however, the advisor’s “valuation discipline” focuses on investing in stocks that are undervalued and priced at a discount relative to a more dynamic valuation parameter such as a company’s projected growth rate. The advisor believes this strategy offers the Fund a more structured and disciplined process for investing in higher growth equities.

The investment strategy is divided into two distinct processes: (1) research and (2) portfolio management. Both have the same structure, control and discipline that may often be associated with a well-managed business. Each process is further divided into the following distinct tasks for greater structure:

The Research Process	The Portfolio Management Process
• Economic/Sector/Industry Analysis	• Valuation
• Initial Screening	• Portfolio Characteristics
• Opportunity Assessment	• Buy Discipline
• Financial Assessment	• Portfolio Monitoring
• Functional Assessment	• Sell Discipline/Portfolio Optimization
• Comprehensive Risk Assessment
• Continuing Review

The research process determines if individual companies meet the advisor’s quality and growth requirements before being considered for purchase by the Fund. The portfolio management process determines and controls the actual buy and sell decisions for the Fund. Within the overall portfolio management process are policies that control how securities are valued and how the overall Fund portfolio will typically be structured as well as providing a disciplined process by which buy and sell decisions are made.

Buy and sell decisions are determined by the advisor’s projected capital appreciation for individual companies. The buy discipline requires minimum projected capital appreciation of 15 percent annually before a security can be purchased. The sell discipline requires that a security is sold when its projected annual capital appreciation reaches zero percent. The advisor’s sell discipline is the main factor determining portfolio turnover. If individual stocks reach sell targets in a shorter period of time, then portfolio turnover will increase. This investment strategy may result in a high turnover of portfolio positions. High portfolio turnover, if other tax management strategies are not employed, may also result in the Fund producing a high level of short-term gains for tax purposes.

The overall “Dynamic Value” strategy is intended to result in both high levels of knowledge about a company before it is considered for the Fund’s portfolio and high capital appreciation prospects for the companies which satisfy the buy discipline. The overall strategy also considers risk management to be of equal importance as stock selection. Risk management is of primary importance due to the higher risks of investing in small-capitalization and mid-capitalization equity securities. The Fund’s advisor believes that company operating risk is managed by having a greater knowledge about the Fund’s portfolio companies and that stock valuation risk is managed by having less expensive companies in the Fund’s portfolio than might be typical for a growth stock portfolio.

Principal Risks

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Equity Security Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

•

Stock Market Risk. Movements in the market will affect the Fund’s share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall. The value of an individual company can be more volatile than the market as a whole.

•

Small or New Companies. Small or newly public companies may be subject to greater price fluctuations and significant losses due to unseasoned management, increased competition, or entrance into new markets. Shares of a small company may pose greater risks than shares of a large company because of narrow product lines, limited financial resources, and less depth of management. The earnings and prospects of small companies are more volatile than large companies, and small companies may experience higher failure rates than do large companies.

•

Less Liquid Trading Markets. Small-capitalization and mid-capitalization companies have less liquid trading markets than do large-capitalization companies. A less liquid trading market can magnify the volatility of a company’s stock price.

•	Stock Selection Risk. The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing in value.
•

Volatility Risk. From time to time, the Fund may hold a security that substantially increases in value, or the total net assets of the Fund may fluctuate, so that the Fund will hold larger positions in one or more securities. This may occur at a time that the Fund still qualifies as a diversified fund. To the extent the Fund holds larger positions in one or more securities, the Fund may be subject to greater price risk than if it did not hold such positions. The Fund may also be subject to substantially more investment risk and potential for volatility than a typical diversified fund.

•

Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•

Management. The advisor’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the advisor’s projections about the prospects for individual companies are incorrect, such errors in judgment by the advisor may result in significant losses in individual securities, which can then also result in possible losses for the overall Fund.

•

Sector Risk. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. The Fund may have a greater concentration in technology and consumer services (retail) companies, and weakness in either sector could result in significant losses to the Fund. Technology companies can be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence. Retail companies can be significantly affected by consumer confidence and spending, intense competition, and changing consumer tastes.

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund may not be appropriate for use as a complete investment program.
•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund Right for You?

The Fund may be appropriate for investors who seek capital appreciation and are able to accept short-term fluctuations in return for the potential of greater long-term growth. Investors who are seeking current income or who have a conservative or short-term investment approach should not invest in this Fund.

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Past Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

Year-by-Year Total Returns1,2

For Periods ended December 31st

1 The Fund acquired all the assets and liabilities of the Polynous Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund), in a tax-free reorganization effective as of September 26, 2005. On March 30, 2001, the Predecessor Fund acquired the assets and liabilities of Polynous Growth Fund, a series of the Polynous Trust, in a tax-free reorganization (the “Original Fund”). The Fund is a continuation of both the Predecessor Fund and the Original Fund and, therefore, the bar chart includes both the Predecessor Fund’s and the Original Fund’s returns.

2 The Fund’s year- to-date return as of September 30, 2007 was 0.67%.

The Fund’s shares are sold subject to an upfront sales load or, for shares purchased without a sales load, subject to a contingent deferred sales load. Neither of these sales loads is reflected in the bar chart above. If these sales loads were included, the returns would be less than those shown. During the period shown, the highest return for a quarter was 51.08% (Dec. 2001); and the lowest return was -32.16% (Sep. 2002).

Average annual total returns as of December 31, 2006

The Fund	1 Year	5 Years	10 Years

Return Before Taxes[1]	2.90%	4.91%	3.01%
Return After Taxes on Distributions[2]	2.90%	4.91%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares[2]	1.89%	4.23%	2.33%

Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	18.37%	11.62%	9.44%

1 The Fund’s performance reflects payment of the maximum sales loads.

2After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases[1]	4.50%
Maximum Deferred Sales Charge (Load)[2]	1.00%
Redemption Fee[3]	NONE

Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[4]	1.24%
Fees and Expenses of Acquired Funds[5]	0.03%
Total Annual Fund Operating Expenses	2.52%
Fee Waiver and Expense Reimbursement[6]	0.50%
Net Expenses[7]	2.02%

1 Reduced for purchases of $50,000 and over.

2 Applies only to purchases of $500,000 or more if the sales load was waived and shares are redeemed within 12 months of purchase.

3 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

4 Restated to reflect estimated expenses for the coming fiscal year.

5Fees and Expenses of Acquired Funds represent the pro rata fees and expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own fees and expenses. Fees and Expenses of Acquired Funds are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

6 Restated to reflect the new expense cap arrangement effective as of December 1, 2007. The Fund’s advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse certain Fund operating expenses so that Net Expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short, taxes, any indirect expenses (such as Fees and Expenses of Acquired Funds) and extraordinary expenses do not exceed 1.99% of the Fund’s average daily net assets. The contractual agreement is in effect through November 30, 2008. Any waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, if the Fund is able to make the repayment without exceeding the applicable expense limitation. Prior to December 1, 2007 the expense cap arrangement was 1.95%.

7 Net Expenses are calculated as 2.02% of the Fund’s average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.99%, plus Fees and Expenses of Acquired Funds of 0.03%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement during the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$653	$1,185	$1,773	$3,519

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $2,500 ($1,000 for IRAs and other qualified retirement accounts, $500 for UGMA or UTMA). These minimums may be waived by the advisor for accounts participating in an automatic investment program. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary.  If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this prospectus); and
•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. Mail:

Polynous Growth Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46208

Overnight:

Polynous Growth Fund

c/o Unified Fund Services, Inc.

2960 North Meridian Street Suite 300

Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 528-8069 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the net asset value next determined after the wire is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

-your name	-the name of your account(s)
-your account number(s)	-a check made payable to Polynous Growth Fund

Checks should be sent to the Polynous Growth Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

SALES CHARGES

Initial Sales Charges

Shares of the Fund are purchased at the public offering price. The public offering price for the Fund’s shares is the next determined net asset value (“NAV”) plus a sales charge as shown in the following table.

* There is no initial sales charge on purchases of shares of $500,000 or more; however, the dealer receives a 1% fee from the Fund’s underwriter (which is reimbursed by the Fund) and a contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions of such shares within 12 months of purchase.

Contingent Deferred Sales Charge

While there is no initial sales charge on purchases of shares of $500,000 or more, a CDSC of 1.00% is imposed if the shares are redeemed within 12 months of purchase. The CDSC is based on the lower of the shares’ cost or current net asset value. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. Redemption of shares of the Polynous Money Market Account in the LGA – Huntington MMKT Class A Fund (see Exchange Privilege) are generally not subject to a CDSC; however, a CDSC may be applicable to redemption of shares of the Polynous Money Market Account if the redeemed shares were exchanged from the Fund. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The Fund’s underwriter receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of a sales commission to selling dealers or qualifying financial institutions, as described above.

Purchases and Redemption Without a Sales Charge. The persons described below may purchase and redeem shares of the Fund without paying a sales charge. In order to purchase or redeem shares without paying a sales charge, you must notify the Fund’s transfer agent as to which conditions apply.

•

any financial advisor regulated by federal or state governmental authority when the advisor is purchasing shares for its own account or for an account for which the advisor is authorized to make investment decisions (i.e., a discretionary account).

•	trustees, officers and employees of the Fund, the advisor, and the Fund’s underwriter (including members of their immediate families and their retirement plans).
•	trustees, officers and employees of the Fund’s service providers.
•	customers, clients or accounts of the advisor or other investment advisors or financial planners who charge a fee for their services.
•

retirement accounts or plans, or deferred compensation plans and trusts funding such plans for which a depository institution, trust company or other fiduciary holds shares purchased through the omnibus accounts for the Fund.

•	qualified employee benefits plans created under Sections 401 or 457 of the Internal Revenue Code (but not IRAs or SEPs).
•	any non-profit institution investing $1 million or more.

•

investors purchasing shares of the Fund with redemption proceeds from other mutual funds, on which the investor had paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

•	registered representatives, employees or principals of securities dealers (including members of their immediate families) having a sales agreement with the Fund’s underwriter.

In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund’s distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this prospectus.

Right of Accumulation. You may buy shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase (based on the offering price) and the total net asset value of all shares of the Fund held in all accounts by you, members of your immediate family, or any person sharing your residential address and applying the sales charge applicable to the aggregate. Immediate family members include your spouse, children and parents. In addition, you may also include the amount of all investments in the Fund under a qualified retirement plan of which you are a participant.

Letter of Intent. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments (based on the offering price) over a 13 month period made by the investor, members of his or her immediate family or any person sharing the same residential address with the investor, provided that the investor refers to such Letter when placing orders. Immediate family members include your spouse, children and parents. For purposes of a Letter of Intent, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of shares of the Fund over the 13 month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund’s transfer agent to obtain a Letter of Intent application.

Shareholder’s Responsibility With Respect to Sales Charge Discounts. In order to obtain any of the sales charge discounts set forth above, you must inform your financial advisor of the existence of any eligible amounts under any Rights of Accumulation or Letters of Intent, in accounts held by you and your immediate family members at the time of purchase. You must inform your financial advisor of all shares of the Fund held (i) in your account(s) at the financial advisor, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to members of your immediate family. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISOR OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, its transfer agent, and financial intermediaries may not maintain this information.

Website Disclosure. The Fund maintains a website at www.polynous.com. Information about sales charges, including sales load breakpoints, the Right of Accumulation and Letters of Intent, is fully disclosed in this prospectus, which is available on the website free of charge. The Fund believes that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the Fund’s website independent of the prospectus.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and service fees for the sale and distribution of its shares. Under the plan, the Fund will pay an annual fee of 0.25% of the average daily net assets of the Fund to the Fund’s underwriter to make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, and broker-dealers who, pursuant to service agreements with the Fund’s underwriter, assist in the distribution of the Fund or provide services to the Fund and incur related expenses. The underwriter may retain some or all of these fees to the extent that it is the selling broker-dealer and/or provides shareholder services. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund’s underwriter is under common control with the Fund’s investment adviser.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

The Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

EXCHANGE PRIVILEGE

By telephoning the Fund at (800) 528-8069 or writing the Fund at P.O. Box 6110, Indianapolis, Indiana 46206-6110, you may exchange, without charge, any or all of your shares in the Fund for the shares of the Polynous Money Market Account in the LGA-Huntington MMKT Class A Fund, a separately managed money market fund. You may also exchange shares of the Polynous Money Market Account for shares of the Fund. Exchanges may be made only if the money market fund is registered in your state of residence. The exchange privilege with the money market fund does not constitute an offering or recommendation of the money market fund.

It is your responsibility to obtain and read a prospectus of the money market fund before you make an exchange with the money market fund. By giving exchange instructions for the money market fund, you will be deemed to have acknowledged receipt of the prospectus for the money market fund. The Fund reserves the right to reject any exchange request or otherwise modify or terminate the exchange privilege at any time upon at least 30 days’ prior notice. There currently is no limit on exchanges out of the money market fund. In times of extreme economic or market conditions, exchanging Fund or the money market fund shares by telephone may be difficult.

Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day’s price, your letter or call must be received before that day’s close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes. Neither the Fund, the money market fund, nor the transfer agent assume responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

Polynous Growth Fund

c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

“Proper order” means your request for a redemption must include:

•	the Fund name and account number,
•	account name(s) and address,
•	the dollar amount or number of shares you wish to redeem.

Requests to sell shares that are received in proper order are processed at the net asset value next calculated after we receive your order, including your letter of instruction, in proper form. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call Shareholder Services as (800) 528-8069 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 528-8069. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Under a federal rule, the fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediary’s customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 528-8069. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the value, the security will be valued by the Fund’s advisor at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Polynous Capital Management, Inc. (“Polynous”), One Pine Street, Suite 2208, San Francisco, California 94111, main phone: (415) 956-3384, toll free: (800) 924-3863, serves as investment advisor to the Fund. Polynous was founded in May 1996. In the past, Polynous has managed separate accounts for institutional investors and private individuals and has also managed a limited partnership. It is possible that Polynous may again manage such accounts in the future.

The Fund pays the adviser a monthly fee for providing investment advisory services, which is calculated daily at the maximum annual rate of 1.00% of the Fund’s average daily net assets, and is subject to the following breakpoints:

Fund Net Assets	Management Fee
First $100 million	1.00%
Next $150 million	0.75%
Next $250 million	0.60%
Next $500 million	0.50%
Over $1 billion	0.40%

The advisor has contractually agreed, effective as of December 1, 2007, to waive all or a portion of its management fees and/or reimburse certain Fund operating expenses so that Net Expenses, excluding brokerage costs; borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds) and extraordinary expenses do not exceed 1.99% of the Fund’s average daily net assets. The contractual agreement is in effect through November 30, 2008. Prior to December 1, 2007, the expense cap agreement was set at 1.95%. Any waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, if the Fund is able to make the repayment without exceeding the applicable expense limitation. For the fiscal year ended July 31, 2007, the Fund paid the advisor a fee equal to 1.00% of its average daily net assets.

The advisor, not the Fund, may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Fund’s semi-annual report for the period ended January 31, 2006 contains information about the factors that the Board of Trustees considered in approving the Fund’s management agreement.

The Portfolio Manager. Kevin L. Wenck, President of the advisor, has been solely responsible for the day to day management of the Fund since the inception of the Original Fund. Mr. Wenck founded the advisor in 1996. Mr. Wenck also served as a consultant to Kingsgate Capital Management, a manager of a private equity limited partnership until 2004. Mr. Wenck’s experience before founding the advisor includes five years managing mid-cap and small-cap growth stock portfolios with G.T. Capital Management. Part of Mr. Wenck’s responsibilities at G.T. Capital Management (renamed LGT Asset Management in 1996 and subsequently acquired by AIM Management in 1998) included serving as portfolio manager for the G.T. Global: America Growth Fund, which he managed from July 1, 1991 through April 30, 1996. Mr. Wenck also spent three years managing small-cap growth stock portfolios with Matuschka & Co. Mr. Wenck earned an M.B.A. degree in 1985 from Amos Tuck School of Business Administration at Dartmouth College and was awarded his C.F.A. designation in 1986. Mr. Wenck also received a B.A degree in Philosophy and Classical Literature from Marlboro College in 1981.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance for the fiscal years ended July 31, 2003 through 2007. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund (or a predecessor fund), assuming reinvestment of all dividends and distributions. The information for the fiscal years ended July 31, 2004 through 2007 has been audited by Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available from the Fund upon request and without charge. The information for the prior year was audited by another independent registered public accounting firm.

Polynous Growth Fund

Financial Highlights

For a share outstanding during the period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2007	July 31, 2006	July 31, 2005	July 31, 2004	July 31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 13.41	$ 13.28	$ 10.46	$ 10.26	$ 5.96
Income from investment operations
Net investment (loss)	(0.15)	(0.10)	(0.15)	(0.14)	-	*
Net realized and unrealized gain (loss)	1.20	0.23	2.97	0.34	4.30
Total from investment operations	1.05	0.13	2.82	0.20	4.30

Paid in Capital from redemption fees	$ -	$ -	$ -	$ -	$ -

Net asset value, end of period	$ 14.46	$ 13.41	$ 13.28	$ 10.46	$ 10.26

Total Return (a)	7.83%	0.98%	26.96%	1.95%	72.15%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 11,352	$ 11,180	$ 9,749	$ 7,453	$ 8,237
Ratio of expenses to average net assets	1.95%	1.93%(b)	1.90%	1.90%	1.90%
Ratio of expenses to average net assets
before waiver & reimbursement	2.41%	2.59%	2.93%	2.89%	3.44%
Ratio of net investment income (loss) to
average net assets	(0.95)%	(0.72)%	(1.27)%	(1.32)%	(0.05)%
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(1.41)%	(1.38)%	(2.30)%	(2.31)%	(1.60)%
Portfolio turnover rate	191.59%	250.52%	275.53%	418.73%	194.90%

* Net investment income amounts were calculated using the average shares method.

(a) Total return calculation does not reflect load. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b) Effective December 1, 2005 the Advisor agreed to waive fees to maintain Fund expenses at 1.95%. Prior to that date, the expense cap was 1.90%.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of Fund portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call Shareholder Services at (800) 528-8069 to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. Alternatively, you may obtain these documents from the advisor’s Internet site at www.polynous.com, under “Polynous Growth Fund.”

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

POLYNOUS GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

November 28, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Polynous Growth Fund dated November 28, 2007. This SAI incorporates by reference the annual report to shareholders of the Polynous Growth Fund for the fiscal year ended July 31, 2007 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, or by calling Shareholder Services at (800) 528-8069.

DESCRIPTION OF THE TRUST AND THE FUND

The Polynous Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Polynous Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 26, 2005. On March 30, 2001, the Predecessor Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust (the “Original Fund”), in a tax free reorganization. The Original Fund commenced operations on August 3, 1996. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Polynous Capital Management, Inc. (the “Advisor”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The following supplements the information contained in the Prospectus regarding the permitted investments and risk factors and the investment objective and policies of the Fund. Unless stated that a policy is fundamental, all policies will be deemed non-fundamental (i.e., may be changed without shareholder approval).

A. Equity Securities. Equity securities in which the Fund may invest include common stocks and preferred stocks.

B. Rule 144A Securities. The Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy, which prohibits the Fund from investing in illiquid securities, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

C. Covered Call Options. The Fund will write call options on equity securities only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, has available liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, in such amount as are held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. government securities and other high-grade debt obligations in a segregated account with its custodian. The Fund will write put options only if they are “secured” by liquid assets maintained in a segregated account by the custodian in an amount not less than the exercise price of the option at all times during the option period.

The Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

D. U.S. Government Securities. The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation (FHLMC), are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall.

E. Repurchase Agreements. Although the Fund has no current intention of employing repurchase agreements in its investment program, it may in the future choose to do so and such change will be noted in the Prospectus. The financial institutions with which the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Advisor. The Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times be equal to or exceed the value of the repurchase agreement.

F. Convertible Securities. The Fund may invest in convertible securities. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange such securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time, and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value, and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as is the case with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

G. Foreign Securities. The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

H. Other Investments. Subject to prior disclosure to shareholders, in the future, the Board of Trustees may authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund’s investment objective, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

INVESTMENT LIMITATIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply only at the time of the transaction. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund’s total assets will not be considered a violation.

Except as set forth under “Risk/Return Summary” in the Prospectus:

1. Diversification. The Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation and, further, except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

2. Concentration. The Fund may not purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3. Senior Securities. The Fund may not issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. The Fund will not purchase securities when borrowings exceed 5% of its total assets;

4. Loans. The Fund may not make loans, except if collateral values are continuously maintained at no less than 100% by “marking to market” daily and through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

5. Underwriting. The Fund may not engage in the business of underwriting the securities of others, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of securities;

6. Real Estate. The Fund may not purchase or sell real property, including real estate limited partnership interests, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner; and

7. Commodities. The Fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, other financial contracts or derivative instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval:

1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund will not invest in reverse repurchase agreements.

3.         Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation does not apply to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options and other permitted investments and techniques.

4.          Short Sales. The Fund will not effect short sales except that the Fund may (a) sell short (“against the box”) and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

5.         Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

6.         Other Investment Companies. The Fund will not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

7.         Control. The Fund will not invest in companies for the purpose of exercising control or management.

8.        Oil, Gas and Other Minerals. The Fund will not invest in oil, gas or mineral exploration or development programs or leases, except that investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition.

9.        Warrants. The Fund will not invest more than 5% of its net assets in warrants, and no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except for warrants acquired as a result of its holdings of common stocks.

THE INVESTMENT ADVISOR

The Fund’s investment advisor is Polynous Capital Management, Inc., One Pine Street, Suite 2208, San Francisco, California 94111, (800) 924-3863 or (415) 956-3384. Kevin L. Wenck owns 100% of the Advisor and, as such, may be deemed to control the Advisor due to his ownership of the Advisor.

Under the terms of the advisory agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees. For providing investment advisory services, the Fund pays the Advisor a fee at the following annual rates: 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net asset amounts above $1 billion. The Advisor has contractually agreed, effective as of December 1, 2007, to waive all or a portion of its management fees and/or reimburse certain Fund operating expenses so that net annual operating expenses, excluding brokerage costs; borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses incurred by other investment companies in which the Fund may invest) and extraordinary expenses do not exceed 1.99% of the Fund’s average daily net assets. The contractual agreement is in effect through November 30, 2008. Prior to December 1, 2007, the expense cap agreement was set at 1.95%. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the waiver or expense was incurred, if the Fund is able to make the repayment without exceeding the applicable expense limitation.

The following table describes the advisory fees paid to the Advisor by the Fund and the Predecessor Fund during the last three fiscal periods.

Fiscal Year Ended	Advisory Fees Earned	Fund Expenses Waived and/or Reimbursed by Advisor	Advisory Fees Paid (after fee waiver)
July 31, 2005	$80,747	($83,191)	$0
July 31, 2006	$110,432	($72,485)	$37,947
July 31, 2007	$120,457	($55,387)	$65,070

Under the Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Agreement is terminable with respect to the Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund on 60 days written notice to the Fund. The Agreement terminates automatically in the event of its assignment.

The Advisor may make payments to banks or other financial institutions that sell Fund shares, provide shareholder services or administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Kevin L. Wenck, President of the Advisor, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund (“Portfolio Manager”). As of July 31, 2007, the Portfolio Manager managed no accounts other than the Fund.

As the sole owner of the Advisor, the Portfolio Manager is compensated through distributions of net profits of the Advisor, if any. For the fiscal year ended July 31, 2007, as owner of the Advisor, the Portfolio Manager received a share of the net profits from the Advisor’s operations, after payment of relevant expenses. As of July 31, 2007, the Portfolio Manager owned over $1 million in shares of the Fund.

The Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members. As a result, the Portfolio Manager may engage in activities other than on behalf of the Fund. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Advisor, the Portfolio Manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to the Fund. In addition, the portfolio manager is prohibited from competing with the Fund in connection with such transactions.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

* The address for each trustee is 2960 N. Meridian St., Suite 300., Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  The Pricing Committee was established in 2006 and held two meetings during the year ended December 31, 2006.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator to the Committee, and also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present;	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age - 36) Interim Treasurer, March 2007 to present

Vice President of Fund Accounting and Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC, a mutual fund servicing company, from July 2006 to October 2006; Manager of Fund Accounting for Unified Fund Services, Inc. from November 2004 to July 2006; Manager of Fund Accounting for Mellon Financial Corporation from November 1998 to November 2004.

Lynn E. Wood (Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

>** The Trust currently consists of 37 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2006.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of 37 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$1,216[2]	$0	$0	$45,000
Stephen A. Little, Chairman of the Board	$1,216[2]	$0	$0	$45,000
Daniel J. Condon, Trustee	$946[3]	$0	$0	$35,000
Ronald C. Tritschler, Trustee	$946[3]	$0	$0	$35,000
Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
J. Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$4054[4]	$0	$0	$150,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0

1The Trust currently consists of 37 series.

2 During the fiscal year ended July 31, 2007, each Trustee received a total of $1,098 from the Fund.

3 During the fiscal year ended July 31, 2007, each Trustee received a total of $854 from the Fund.

4 During the fiscal year ended July 31, 2007, the CCO received a total of $4,962 from the Fund.

5 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of October 31, 2007, the following persons were deemed to be control persons or principal holders of securities of the Fund:

Name and Address	% Ownership	Type of Ownership
Delaware Charter Guarantee & Trust 1013 Centre Road Wilmington, DE 19805	24.08%	Record
AmeriTrade Inc. P.O. Box 2226 Omaha, NE 68103	8.16%	Record
Richard & Lynda Hynan Trust 15 Vista Sole Street Dana Point, CA 92629	5.17%	Beneficial

As of October 31, 2007, the Trustees and Officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended July 31, 2006 and 2007, the Fund’s portfolio turnover rate was 250.52% and 191.59%, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions for the Fund, the Advisor uses its best efforts to ensure that the best available price and most favorable execution are obtained. In evaluating price and execution, the Advisor takes into account factors such as the applicable brokerage commission or dealer spread, execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The following table provides information regarding the amount of brokerage commissions paid by the Fund during the last three fiscal years:

Fiscal Year End	Brokerage Commissions Paid
July 31, 2005	$162,070
July 31, 2006	$235,763
July 31, 2007	$229,588

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. Pursuant to applicable regulations, the Advisor is permitted to select brokers or dealers who may pay a portion of the brokerage commissions charged by their firms to an affiliate of the Advisor (Polynous Securities, the Fund's distributor) if such brokerage commissions are comparable to standard commission rates paid on the Fund's overall portfolio transactions. Such payments may be made by such brokers or dealers to Polynous Securities in the case that Polynous Securities may be providing independent research services that support the investment activities of the Fund.

For the fiscal year ended July 31, 2007, the Fund directed the following brokerage transactions to brokers due to research services provided by such brokers:

Brokerage Transactions Directed Relating to Research Services	Brokerage Commissions Paid Relating to Research Services
$41,235,983	$229,588

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

Over-the-counter transactions may be placed with broker-dealers if the Advisor is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Advisor.

The Trust, the Advisor and the distributor each have adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund or the Advisor, free of charge, by calling Shareholder Services at (800) 528-8069. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.  The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.  If the Fund’s website is for some reason inoperable, the information will be supplied no more frequently than monthly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DISTRIBUTION PLAN

Shares of the Fund are subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). As provided in the Distribution Plan, the Fund will pay an annual fee of up to 0.25% of the Fund’s average daily net assets to reimburse the Fund’s distributor, Polynous Securities, LLC (the “Distributor”), for expenses in distributing shares and promoting sales of the Fund. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers as reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services.

For the fiscal year ended July 31, 2007, the Fund paid distribution fees of $30,150 under the Distribution Plan. 100% of this amount was used to compensate selling broker-dealers, including the Distributor.

The Fund intends to operate the Distribution Plan in accordance with its terms and pursuant to the rules of the Financial Industry Regulatory Authority concerning sales charges.

The Trustees expect that the Distribution Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The Distribution Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days, nor less than 30 days written notice to any other party to the Distribution Plan. Any amendment increasing the maximum percentage payable under the Distribution Plan must be approved by a majority of the outstanding shares of the Fund, and all material amendments to the Distribution Plan or any related agreement must be approved by the Board of Trustees, including a majority of the Independent Trustees. The Distribution Plan will automatically terminate in the event of its assignment. Pursuant to the Distribution Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund. The report will include an itemization of the distribution expenses and the purpose of such expenditures.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on weekends, most federal holidays, and Good Friday. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the fiscal year ended July 31, 2007 is as follows:

$11,352,388	=	$14.46
785,033

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2007, the Fund had unused capital loss carryforwards of $1,319,602, of which $595,364 expires in 2009, and $724,238 expires in 2011.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of Huntington National Bank.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more).

In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee equal to an annual rate of 0.05% of the Fund’s average daily net assets up to $50 million, 0.04% of the Fund’s average daily net assets from $50 million to $100 million, 0.03% of the Fund’s average daily net assets from $100 million to $150 million, and 0.02% of the Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee equal to an annual rate of 0.10% of the Fund’s average daily net assets under $50 million, 0.07% of the Fund’s average daily net assets from $50 million to $100 million, 0.05% of the Fund’s average daily net assets from $100 million to $150 million, and 0.03% of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Fund.

The following table provides information regarding fees paid by the Fund and the Predecessor Fund to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services. The amounts given may include reimbursement for various out-of-pocket expenses.

Fiscal Year End	Transfer Agent Fees	Fund Accounting Fees	Administrative Services Fees
July 31, 2005	$24,313	$18,000	$30,000
July 31, 2006	$26,026	$19,500	$30,500
July 31, 2007	$26,744	$20,816	$31,500

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending July 31, 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Polynous Securities, LLC, One Pine Street, Suite 2208, San Francisco, California 94111 serves as the Fund’s Distributor. The Distributor is considered an affiliated company of the Advisor, as defined in the 1940 Act, because Kevin Wenck, the Fund’s portfolio manager, owns and controls both entities. The Distributor serves the limited purpose of facilitating the registration of shares of the Fund under state securities laws and assisting in the sale of shares. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The following table provides information regarding the commission paid by the Fund and the Predecessor Fund to the Distributor during the last three fiscal years in connection with distribution services.

Fiscal Year End	Amount Paid on Sale of Fund Shares	Amount Retained by Distributor
July 31, 2005	$1,929	$572
July 31, 2006	$19,295	$2,538
July 31, 2007	$12,708	$1,674

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. The Advisor’s policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

•

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•	approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;
•

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 528-8069 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s annual report to shareholders for the fiscal year ended July 31, 2007.

The Fund will provide the annual report without charge at written request or request by telephone at (800) 528-8069.